UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

KeyCorp

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At KeyCorp’s 2020 Annual Meeting of Shareholders held on May 21, 2020, shareholders elected all twelve of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditor for 2020, approved on an advisory basis KeyCorp’s executive compensation as described in KeyCorp’s 2020 proxy statement, and rejected a shareholder proposal seeking to reduce the ownership threshold to call a special shareholder meeting. The final voting results from the meeting are as follows:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Bruce D. Broussard	767,286,144	8,526,773	999,441	85,590,853
Gary M. Crosby	757,689,484	17,893,420	1,229,454	85,590,853
Alexander M. Cutler	735,136,392	40,590,187	1,085,778	85,590,853
H. James Dallas	746,797,222	28,725,417	1,289,718	85,590,853
Elizabeth R. Gile	770,993,160	4,814,390	1,004,808	85,590,853
Ruth Ann M. Gillis	759,346,404	16,534,785	931,168	85,590,853
Christopher M. Gorman	730,934,407	44,173,892	1,704,058	85,590,853
Carlton L. Highsmith	770,614,430	4,918,490	1,279,436	85,590,853
Richard J. Hipple	770,128,544	5,403,444	1,280,369	85,590,853
Kristen L. Manos	757,960,190	17,832,428	1,019,739	85,590,853
Barbara R. Snyder	763,821,968	12,048,358	942,031	85,590,853
David K. Wilson	771,644,780	4,053,689	1,113,888	85,590,853

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2020

FOR	AGAINST	ABSTAIN
822,010,708	39,371,888	1,020,615

Proposal Three—Advisory Approval of KeyCorp’s Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
721,411,774	52,956,206	2,444,377	85,590,853

Proposal Four—Shareholder Proposal Seeking to Reduce the Ownership Threshold to Call a Special Shareholder Meeting

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
357,065,484	416,515,212	3,231,661	85,590,853

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KeyCorp

Date: May 26, 2020

	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	General Counsel and Secretary